UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2020

The New York Times Company

(Exact name of registrant as specified in its charter)

New York	1-5837	13-1102020
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

620 Eighth Avenue, New York, New York 10018

(Address and zip code of principal executive offices)

Registrant’s telephone number, including area code: (212) 556-1234

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	NYT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure

In advance of the UBS Global TMT Conference, on December 9, 2020, The New York Times Company (the “Company”) provided an update to the guidance with respect to advertising revenue set out under “Outlook” in its third quarter 2020 earnings release dated November 5, 2020. The Company stated that total advertising revenues in the fourth quarter of 2020 are expected to decline approximately 20 percent compared with the fourth quarter of 2019, with digital advertising revenue expected to decrease approximately 5 percent.

The advertising revenue guidance set forth above speaks as of the date hereof. The Company does not intend to provide further updates on its guidance until it releases its fourth-quarter 2020 results in February 2021.

As previously announced, Meredith Kopit Levien, President and Chief Executive Officer of the Company, will present remarks at the UBS Global TMT Conference on Wednesday, December 9, 2020, at 12:05 p.m. (ET), which will be accessible via live webcast at investors.nytco.com/news-and-events/events. An archive of the webcast will be available on the Company’s website for 90 days.

The information furnished in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Some of the statements included in this Current Report on Form 8-K are forward-looking statements that involve risks and uncertainties, and actual results could differ materially from those predicted by such forward-looking statements. These risks and uncertainties include the impact of the COVID-19 pandemic, changes in the business and competitive environment in which the Company operates, the impact of national and local conditions and developments in technology, each of which could influence the levels (rate and volume) of the Company’s subscriptions and advertising, the growth of its businesses and the implementation of its strategic initiatives. They also include other risks detailed from time to time in the Company’s publicly filed documents, including its Annual Report on Form 10-K for the fiscal year ended December 29, 2019, as updated by its Quarterly Report on Form 10-Q for the fiscal quarter ended September 27, 2020. The impact of the COVID-19 pandemic, which has already affected the Company, may also exacerbate these risks, any of which could have a material effect on the Company. This situation is changing rapidly and additional impact may arise that the Company is not aware of currently. Any forward-looking statements are and will be based upon the Company’s then-current expectations, estimates and assumptions regarding future events and are applicable only as of the dates of such statements. The Company undertakes no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE NEW YORK TIMES COMPANY

Date: December 9, 2020	By:	/s/ Diane Brayton
Diane Brayton
Executive Vice President, General Counsel and Secretary